UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5582

Oppenheimer Cash Reserves

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
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OPPENHEIMER
CASH RESERVES

ANNUAL REPORT 7.31.2013

2        OPPENHEIMER CASH RESERVES

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows during the period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In September 2012, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

However, later in the period, the Fed appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets, experienced spillover effects as a result.

FUND PERFORMANCE

The period was characterized by a further decline in short-term rates. We continued to emphasize liquidity and safety in the reporting period. We began to ease our restrictions on well-known European credits, which we had been avoiding. The continuance of improving credit metrics and stronger capital ratios have helped to ease some of the concerns we previously had in this sector. While still investing in U.S. Treasury securities, we continued to layer in securities that offer various levels of structure. The structure offered in these securities benefited the Fund during the period and offered the Fund favorable yield to unsecured paper. Further, when the right conditions were present, we increased our exposure to floating rate securities. Overall, the period remained challenging as we continue to see a mismatch with demand and supply in the short-term market.

3      OPPENHEIMER CASH RESERVES

As the period was characterized by declining short term interest rates, we continued to manage the Fund’s weighted average maturity in an effort to capture higher yields from longer dated instruments. As of the end of the reporting period, the Fund’s weighted average maturity and weighted average life were in line with the industry averages.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. economic data and improvement in European bank funding

Christopher Proctor, CFA Portfolio Manager

ability, the pace of economic improvement continues to suggest that the Fed will be measured in its approach to tightening monetary policy, and that money market rates will continue to remain low by historical standards for the foreseeable future. Accordingly, we will remain focused on capital preservation and liquidity as the economic situation develops.

Additionally, we expect that U.S. regulators will propose rules soon to further strengthen money market funds during times of market stresses. We look forward to engaging in the regulatory process as it unfolds the remainder of this year and into 2014.

Adam S. Wilde, CFA Portfolio Manager

4      OPPENHEIMER CASH RESERVES

Portfolio Allocation

Short-Term Notes/Commercial Paper	46.1%
Certificates of Deposit	29.6
Direct Bank Obligations	18.2
U.S. Government Obligations	6.1

Portfolio holdings and allocations are subject to change.

Percentages are as of July 31, 2013, and are based on

the total market value of investments.

Performance

CURRENT YIELD

For the 7-Day Period Ended 7/31/13

	With Compounding	Without Compounding
Class A (CRSXX)	0.01%	0.01%
Class B (CRBXX)	0.01%	0.01%
Class C (CSCXX)	0.01%	0.01%
Class N (CSNXX)	0.01%	0.01%

CURRENT YIELD

For the Year Ended 7/31/13

	With Compounding	Without Compounding
Class A (CRSXX)	0.01%	0.01%
Class B (CRBXX)	0.01%	0.01%
Class C (CSCXX)	0.01%	0.01%
Class N (CSNXX)	0.01%	0.01%

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or

5      OPPENHEIMER CASH RESERVES

call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6      OPPENHEIMER CASH RESERVES

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      OPPENHEIMER CASH RESERVES

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013

Class A	$1,000.00	$1,000.10	$1.09

Class B	1,000.00	1,000.10	1.14

Class C	1,000.00	1,000.10	1.14

Class N	1,000.00	1,000.10	1.14

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,023.70	1.10

Class B	1,000.00	1,023.65	1.15

Class C	1,000.00	1,023.65	1.15

Class N	1,000.00	1,023.65	1.15

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios

Class A	0.22%

Class B	0.23

Class C	0.23

Class N	0.23

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS July 31, 2013

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Certificates of Deposit—29.9%
Yankee Certificates of Deposit—29.9%
Aust & NZ Banking Group, Grand Cayman, 0.08%	8/7/13	8/7/13	$24,000,000	$24,000,000

Bank of Montreal, Chicago:
0.06%	8/7/13	8/7/13	8,000,000	8,000,000
0.16%	8/16/13	8/16/13	12,000,000	12,000,000
0.18%	9/5/13	9/5/13	12,900,000	12,900,000

Bank of Nova Scotia, Houston TX:
0.22%	10/18/13	10/18/13	16,600,000	16,600,716
0.23%	10/7/13	10/7/13	14,600,000	14,600,000

Bank of Tokyo-Mitsubishi UFJ NY:
0.10%	8/1/13	8/1/13	14,000,000	14,000,000
0.11%[1]	8/6/13	8/6/13	8,300,000	8,299,873

BNP Paribas, New York, 0.74%	1/15/14	1/15/14	11,500,000	11,500,000

DnB Bank ASA NY:
0.18%	9/12/13	9/12/13	24,900,000	24,900,000
0.185%	8/14/13	8/14/13	11,000,000	11,000,000
0.185%	8/20/13	8/20/13	4,000,000	4,000,000

Nordea Bank Finland plc, New York:
0.22%	11/18/13	11/18/13	6,000,000	6,000,000
0.23%	11/15/13	11/15/13	17,500,000	17,500,000

Royal Bank of Canada, New York:
0.301%[2]	8/27/13	6/24/14	10,000,000	10,000,000
0.32%[2]	8/1/13	2/3/14	18,000,000	18,000,000

Svenska Handelsbanken, New York:
0.21%	11/12/13	11/12/13	6,000,000	6,000,000
0.21%	9/20/13	9/20/13	15,300,000	15,300,212

Swedbank AB, New York, 0.205%	9/6/13	9/6/13	15,100,000	15,100,000

Toronto Dominion Bank, New York:
0.24%	9/27/13	9/27/13	15,000,000	15,000,000
0.242%[2]	8/19/13	6/17/14	20,000,000	20,000,000
0.25%	9/19/13	9/19/13	4,000,000	4,000,000
0.26%	1/6/14	1/6/14	15,000,000	15,000,000

Wells Fargo Bank NA, 0.248%	8/1/13	5/1/14	14,500,000	14,500,000

Total Certificates of Deposit (Cost $318,200,801)				318,200,801

Direct Bank Obligations—18.3%
Aust & NZ Banking Group, Grand Cayman, 0.08%[3]	8/2/13	8/2/13	28,000,000	28,000,000

DnB Bank ASA, 0.20%[3]	9/9/13	9/9/13	2,500,000	2,499,458

National Australia Funding (Delaware), Inc., 0.17%[3]	9/10/13	9/10/13	12,000,000	11,997,734

Nordea North America, Inc.:
0.20%	8/13/13	8/13/13	9,200,000	9,199,387
0.20%	8/12/13	8/12/13	12,750,000	12,749,221

Skandinaviska Enskilda BankenAB:
0.195%[3]	9/5/13	9/5/13	15,500,000	15,497,061
0.20%[3]	9/19/13	9/19/13	6,100,000	6,098,339
0.21%[3]	9/6/13	9/6/13	14,000,000	13,997,060

Societe Generale North America, Inc., 0.095%	8/5/13	8/5/13	22,100,000	22,099,767

Svenska Handelsbanken, Inc., 0.205%[3]	11/14/13	11/14/13	2,000,000	1,998,804

9      OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Direct Bank Obligations Continued
Swedbank AB:
0.17%	8/7/13	8/7/13	$9,000,000	$8,999,745
0.20%	8/27/13	8/27/13	7,900,000	7,898,859
0.20%	8/28/13	8/28/13	20,800,000	20,796,880

Westpac Banking Corp.:
0.32%[1,2,3]	10/9/13	1/9/14	25,700,000	25,700,000
0.34%[2,3]	8/1/13	10/31/13	8,000,000	8,001,199

Total Direct Bank Obligations (Cost $195,533,514)				195,533,514

Short-Term Notes/Commercial Paper—46.1%

Banks—0.8%
HSBC USA, Inc., 0.21%	11/6/13	11/6/13	9,000,000	8,994,907

Capital Markets—1.9%
BNP Paribas Finance, Inc.:
0.25%	9/12/13	9/12/13	4,000,000	3,998,833
0.25%	9/6/13	9/6/13	16,000,000	15,996,000

				19,994,833

Diversified Financial Services—3.7%
General Electric Capital Corp.:
0.23%	11/25/13	11/25/13	30,000,000	29,977,767
0.23%	10/28/13	10/28/13	10,000,000	9,994,378

				39,972,145

Leasing & Factoring—7.0%
American Honda Finance Corp.:
0.288%[1,2]	10/17/13	7/17/14	10,000,000	10,000,000
0.293%[1,2]	9/5/13	12/5/13	7,743,000	7,743,000
0.305%[1,2]	8/8/13	11/8/13	9,000,000	9,000,000
0.353%[1,2]	8/2/13	8/2/13	9,500,000	9,500,000

Toyota Motor Credit Corp.:
0.226%	8/30/13	2/25/14	25,000,000	25,000,000
0.23%	12/16/13	12/16/13	4,400,000	4,396,149
0.301%	10/25/13	10/25/13	10,000,000	9,992,917

				75,632,066

Municipal—8.7%
Berks Cnty. Industrial Development Revenue Bonds, Lebanon Valley Mall Project, Series 96B, 0.25%[2]	8/7/13	8/7/13	1,790,000	1,790,000

Byron, WI Industrial Development Revenue Bonds, Ocean Spray, Inc., Series 1998, 0.21%[2]	8/7/13	8/7/13	6,500,000	6,500,000

Chattanooga, TN Industrial Development Board Revenue Bonds, Hunter Museum of American Art, Series 2004, 0.35%[2]	8/7/13	8/7/13	1,125,000	1,125,000

Easton, MD Bonds, William Hill Manor Facility, Series 2009B, 0.24%[2]	8/7/13	8/7/13	4,420,000	4,420,000

Emery Cnty., UT Pollution Control Revenue Refunding Bonds, Pacific Corp. Projects, Series 1994, 0.05%[2]	8/7/13	8/7/13	5,590,000	5,590,000

10      OPPENHEIMER CASH RESERVES

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Municipal Continued
Glendale, AZ Industrial Development Authority Bonds, Thunderbird, The Garvin School, Series 2005A, 0.17%[2]	8/7/13	8/7/13	$6,525,000	$6,525,000

Glendale, AZ Industrial Development Authority Bonds, Thunderbird, The Garvin School, Series 2005B, 0.17%[2]	8/7/13	8/7/13	11,235,000	11,235,000

KS Development Finance Authority Revenue Bonds, Seaboard Project, Series 95P, 0.10%[2]	8/7/13	8/7/13	9,200,000	9,200,000

Mountain Agency, Inc. (The) Securities, Series 2003, 0.32%[2]	8/7/13	8/7/13	9,260,000	9,260,000

MS Business Finance Corp. Revenue Bonds, Olin Corp. Project, Series 2005, 0.25%[2]	8/7/13	8/7/13	1,600,000	1,600,000

Newport News, VA Economic Development Authority Bonds, Newport News Shipbuilding Project, Series A, 0.24%[2]	8/7/13	8/7/13	3,080,000	3,080,000

Port Grays Harbor, WA Industrial Development Corp., Murphy Corp. Project, Series 2007, 0.09%[2]	8/7/13	8/7/13	10,000,000	10,000,000

Savanna, IL Industrial Development Revenue Bonds, Metform Corp., Series 1994A, 0.11%[2]	8/7/13	8/7/13	6,300,000	6,300,000

Tallahassee Orthopedic Center LC Bonds, Series 2004, 0.18%[2]	8/7/13	8/7/13	3,875,000	3,875,000

Tennis For Charity, Inc. Bonds, Series 2004, 0.12%[2]	8/7/13	8/7/13	5,985,000	5,985,000

USTA National Tennis Center, Inc. Bonds, Series 2009, 0.12%[2]	8/7/13	8/7/13	4,480,000	4,480,000

WA Economic Development Finance Authority Industrial Development Revenue Bonds, Canam Steel Corp. Project, Series 2000D, 0.24%[2]	8/7/13	8/7/13	2,800,000	2,800,000

				93,765,000

Receivables Finance—10.8%
Alpine Securitization Corp., 0.10%	8/1/13	8/1/13	4,800,000	4,800,000

Barton Capital Corp., 0.27%[3]	8/30/13	11/5/13	11,000,000	11,000,000

Gemini Securitization Corp., 0.11%[3]	8/1/13	8/1/13	10,000,000	10,000,000

Jupiter Securitization Co. LLC:
0.24%[3]	12/30/13	12/30/13	5,000,000	4,994,967
0.26%[3]	9/4/13	9/4/13	5,000,000	4,998,772
0.26%[3]	10/1/13	10/1/13	5,000,000	4,997,797

Market Street Funding LLC:
0.06%[3]	8/1/13	8/1/13	4,600,000	4,600,000
0.18%[3]	8/26/13	8/26/13	2,463,000	2,462,692
0.18%[3]	10/22/13	10/22/13	13,250,000	13,244,567
0.185%[3]	8/19/13	8/19/13	10,500,000	10,499,029

Old Line Funding Corp.:
0.215%[3]	11/20/13	11/20/13	11,400,000	11,392,443
0.25%[3]	12/18/13	12/18/13	25,000,000	24,975,868
0.25%[3]	10/21/13	10/21/13	8,000,000	7,995,500

				115,961,635

11      OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

Special Purpose Financial—13.2%
Anglesea Funding LLC, 0.23%[1]	8/1/13	8/1/13	$10,000,000	$10,000,000

Collateralized Commercial Paper II Co. LLC, 0.30%[1]	1/27/14	1/27/14	12,000,000	11,982,100

Concord Minutemen Cap. Corp. LLC:
0.22%	8/8/13	8/8/13	11,600,000	11,599,504
0.22%	8/9/13	8/9/13	5,200,000	5,199,746
0.22%	8/12/13	8/12/13	23,000,000	22,998,454
0.22%	9/16/13	9/16/13	6,400,000	6,398,201
0.22%	8/5/13	8/5/13	5,000,000	4,999,878

FCAR Owner Trust I, 0.20%	8/2/13	8/2/13	7,300,000	7,299,959

Legacy Capital LLC, 0.22%	9/3/13	9/3/13	13,000,000	12,997,378

Lexington Parker Capital Co. LLC:
0.22%[3]	9/4/13	9/4/13	13,000,000	12,997,299
0.22%[3]	9/10/13	9/10/13	8,700,000	8,697,873
0.22%[3]	8/9/13	8/9/13	11,400,000	11,399,443

Ridgefield Funding Co. LLC, 0.28%[2]	8/8/13	1/8/14	14,700,000	14,700,000

				141,269,835

Total Short-Term Notes/Commercial Paper (Cost $495,590,421)				495,590,421

U.S. Government Obligations—6.1%
U.S. Treasury Nts.:
0.25%	2/28/14	2/28/14	10,000,000	10,003,568
0.50%	10/15/13	10/15/13	10,000,000	10,006,116
0.75%	9/15/13	9/15/13	8,000,000	8,005,091
1.00%	1/15/14	1/15/14	9,000,000	9,033,113
1.75%	1/31/14	1/31/14	10,000,000	10,077,259
4.25%	8/15/13	8/15/13	10,000,000	10,015,479
4.75%	5/15/14	5/15/14	7,500,000	7,772,846

Total U.S. Government Obligations (Cost $64,913,472)				64,913,472

Total Investments, at Value (Cost $1,074,238,208)			100.4%	1,074,238,208

Liabilities in Excess of Other Assets			(0.4)	(4,397,899)

Net Assets			100.0%	$1,069,840,309

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $92,224,973 or 8.62% of the Fund’s net assets as of July 31, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $258,045,905 or 24.12% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES July 31, 2013

Assets
Investments, at value (cost $1,074,238,208) —see accompanying statement of investments	$1,074,238,208

Cash	195,220

Receivables and other assets:
Shares of beneficial interest sold	2,233,081
Interest	526,779
Investments sold	20,000
Other	149,234

Total assets	1,077,362,522

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	7,161,295
Transfer and shareholder servicing agent fees	195,437
Shareholder communications	63,063
Trustees’ compensation	50,114
Dividends	2,934
Other	49,370

Total liabilities	7,522,213

Net Assets	$1,069,840,309

Composition of Net Assets
Par value of shares of beneficial interest	$1,069,868

Additional paid-in capital	1,068,777,872

Accumulated net investment loss	(17,894)

Accumulated net realized gain on investments	10,463

Net Assets	$1,069,840,309

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $531,840,802 and 531,869,552 shares of beneficial interest outstanding)	$1.00

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,338,613 and 41,337,120 shares of beneficial interest outstanding)	$1.00

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $291,800,343 and 291,799,781 shares of beneficial interest outstanding)	$1.00

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $204,860,551 and 204,861,264 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

13      OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS For the Year Ended July 31, 2013

Investment Income
Interest	$2,647,561

Other income	31,912

Total investment income	2,679,473

Expenses
Management fees	4,668,267

Distribution and service plan fees:
Class A	970,259
Class B	368,209
Class C	2,023,519
Class N	1,037,198

Transfer and shareholder servicing agent fees:
Class A	1,032,606
Class B	146,517
Class C	630,078
Class N	573,687

Shareholder communications:
Class A	113,043
Class B	18,272
Class C	40,968
Class N	11,951

Trustees’ compensation	105,320

Custodian fees and expenses	8,634

Other	267,983

Total expenses	12,016,511
Less waivers and reimbursements of expenses	(9,435,841)

Net expenses	2,580,670

Net Investment Income	98,803

Net Realized Gain on Investments	10,463

Net Increase in Net Assets Resulting from Operations	$109,266

See accompanying Notes to Financial Statements.

14      OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012

Operations
Net investment income	$98,803	$111,757

Net realized gain	10,463	39,447

Net increase in net assets resulting from operations	109,266	151,204

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(64,924)	(51,836)
Class B	(6,516)	(6,926)
Class C	(37,161)	(31,998)
Class N	(29,193)	(24,842)

	(137,794)	(115,602)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	49,045,898	(40,641,803)
Class B	(17,045,906)	(22,078,461)
Class C	20,382,706	(34,944,999)
Class N	(6,639,448)	(42,033,596)

	45,743,250	(139,698,859)

Net Assets
Total increase (decrease)	45,714,722	(139,663,257)

Beginning of period	1,024,125,587	1,163,788,844

End of period (including accumulated net investment loss of $17,894 and $18,350, respectively)	$1,069,840,309	$1,024,125,587

See accompanying Notes to Financial Statements.

15      OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	1.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$531,841	$482,808	$523,433	$529,100	$657,312

Average net assets (in thousands)	$486,609	$523,787	$527,858	$578,864	$688,120

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.00%[6]	0.97%
Total expenses	0.93%	0.95%	0.96%	0.96%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.26%	0.31%	0.32%	0.40%	0.85%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER CASH RESERVES

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,339	$58,386	$80,462	$123,709	$208,508

Average net assets (in thousands)	$49,113	$72,461	$100,156	$154,948	$222,601

Ratios to average net assets:[5]
Net investment income (loss)	0.01%	0.01%	0.01%	(0.02)%	0.76%
Total expenses	1.58%	1.59%	1.62%	1.58%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.26%	0.30%	0.32%	0.42%	1.03%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

17      OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$291,800	$271,426	$306,361	$308,552	$416,717

Average net assets (in thousands)	$270,305	$310,183	$295,586	$343,859	$454,642

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.00%[6]	0.75%
Total expenses	1.50%	1.51%	1.52%	1.52%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.30%	0.32%	0.39%	1.02%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER CASH RESERVES

Class N	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net realized gain	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)
Distributions from net realized gain	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$204,860	$211,506	$253,533	$268,574	$332,176

Average net assets (in thousands)	$207,673	$233,950	$244,223	$285,549	$333,117

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.78%
Total expenses	1.28%	1.27%	1.22%	1.18%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.30%	0.32%	0.39%	1.03%

1. July 29, 2011 and July 30, 2010 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Cash Reserves (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class N shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

20      OPPENHEIMER CASH RESERVES

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward
$45,618	$—	$—

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$39,447	$39,447

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Ordinary income	$137,794	$115,602

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

21      OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

22      OPPENHEIMER CASH RESERVES

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in

23      OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$318,200,801	$—	$318,200,801
Direct Bank Obligations	—	195,533,514	—	195,533,514
Short-Term Notes/Commercial Paper	—	495,590,421	—	495,590,421
U.S. Government Obligations	—	64,913,472	—	64,913,472

Total Assets	$—	$1,074,238,208	$—	$1,074,238,208

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	606,874,507	$606,874,507	428,804,096	$428,804,096
Dividends and/or distributions reinvested	62,795	62,795	50,758	50,758
Redeemed	(557,891,404)	(557,891,404)	(469,496,657)	(469,496,657)

Net increase (decrease)	49,045,898	$49,045,898	(40,641,803)	$(40,641,803)

24      OPPENHEIMER CASH RESERVES

3. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class B
Sold	34,722,524	$34,722,524	47,418,973	$47,418,973
Dividends and/or distributions reinvested	6,312	6,312	6,754	6,754
Redeemed	(51,774,742)	(51,774,742)	(69,504,188)	(69,504,188)

Net decrease	(17,045,906)	$(17,045,906)	(22,078,461)	$(22,078,461)

Class C
Sold	322,967,335	$322,967,335	272,463,357	$272,463,357
Dividends and/or distributions reinvested	36,011	36,011	31,420	31,420
Redeemed	(302,620,640)	(302,620,640)	(307,439,776)	(307,439,776)

Net increase (decrease)	20,382,706	$20,382,706	(34,944,999)	$(34,944,999)

Class N
Sold	146,237,276	$146,237,276	132,087,445	$132,087,445
Dividends and/or distributions reinvested	28,679	28,679	24,563	24,563
Redeemed	(152,905,403)	(152,905,403)	(174,145,604)	(174,145,604)

Net decrease	(6,639,448)	$(6,639,448)	(42,033,596)	$(42,033,596)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.500%
Next $250 million	0.475
Next $250 million	0.450
Next $250 million	0.425
Over $1.0 billion	0.400

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

25      OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.20% of the daily net assets of Class A shares of the Fund. Effective July 1,2009, the Distributor had voluntarily agreed to set that rate at 0%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. Beginning July 1, 2009, the Distributor has voluntarily decreased the rates for the asset-based sales charges for Class B, Class C and Class N shares and service fees for Class N shares to 0.00%. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are

26      OPPENHEIMER CASH RESERVES

4. Fees and Other Transactions with Affiliates (Continued)

detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:.

Class C	$4,097,516
Class N	15,123,564

Sales Charges. Contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

July 31, 2013	$3,048	$—	$17,154	$6,378

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s management fee to an annual rate of 0.40% of the daily net assets for each class of shares. As a result of this limitation, the Manager waived $622,397 for the year ended July 31, 2013.

The Manager has agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the year ended July 31, 2013, the Manager waived or reimbursed the Fund $2,021,683, $252,902, $1,169,956 and $969,718 for Class A, Class B, Class C and Class N, respectively. There is no guarantee that the Fund will maintain a positive yield.

Effective November 21, 2012, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of July 31, 2013, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date July 31, 2016

Class A	$1,647,444
Class B	186,604
Class C	934,516
Class N	766,594

The Manager has not recaptured any previously waived and/or reimbursed amounts during the year ended July 31, 2013.

27      OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

4. Fees and Other Transactions with Affiliates (Continued)

Effective July 1, 2009, the Distributor voluntarily agreed to set the fee rate it is entitled to receive under the Distribution and/or Service Plans for Class A, Class B, Class C and Class N shares at 0.00%. For the year ended July 31, 2013, the Distributor waived receipt of Distribution and/or Service Plan fees from Class A, Class B, Class C and Class N shares in the amount of $970,259, $368,209, $2,023,519 and $1,037,198, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

28      OPPENHEIMER CASH RESERVES

5. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

29      OPPENHEIMER CASH RESERVES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Cash Reserves

We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2013, the maximum amount allowable but not less than $112,675 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $10,463 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

31      OPPENHEIMER CASH RESERVES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

32      OPPENHEIMER CASH RESERVES

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2000) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

33      OPPENHEIMER CASH RESERVES

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company);

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William F. Glavin, Jr., Continued	Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013. He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011. Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002. Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of

36      OPPENHEIMER CASH RESERVES

Arthur S. Gabinet, Continued	HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2000) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

37      OPPENHEIMER CASH RESERVES

OPPENHEIMER CASH RESERVES

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

©2013 OppenheimerFunds, Inc. All rights reserved.

38      OPPENHEIMER CASH RESERVES

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39      OPPENHEIMER CASH RESERVES

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

40      OPPENHEIMER CASH RESERVES

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0760.001.0713 September 23, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,300 in fiscal 2013 and $21,800 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $3,300 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,045,903 in fiscal 2013 and $722,870 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Cash Reserves

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013